Exhibit 99.1

Second Quarter 2015 Investor Call

August 4, 2015

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on us as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. and certain of its subsidiaries; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 1

2nd Quarter 2015 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard Chief Executive

Q&A

Oncor Electric Delivery 2

Residential and Large C&I1 Metrics

Residential Points of Delivery

Q22 ‘14 vs. Q2 ‘15; thousands of meters

2,812

2,855

1.5%

At 6/30/14 At 6/30/15

Large C&I Billed MW Demand (Average)

Q2 ‘14 vs. Q2 ‘15

17,095

17,244

0.9%

Q2 ‘14 Q2 ‘15

1	Commercial and Industrial
2	Unless otherwise noted, Q2 reflects three months ended June 30.
3	Prior period adjusted for billing day variation

Residential GWH

Q2 ‘14 vs. Q2 ‘15

9,333

9,270

0.7%

Q2 ‘14 Q2 ‘15

Large C&I GWH3

Q2 ‘14 vs. Q2 ‘15

17,069 17,329

1.5%

Q2 ‘14 Q2 ‘15

Oncor Electric Delivery 3

Summary of Financial Results1

Adjusted Operating Revenues Q22 ‘14 vs. Q2 ‘15; $ millions

2.8%

878 903

Q2 ‘14 Q2 ‘15

Revenues to pass-through expenses

Revenues contributing to earnings

1 See Appendix for Reg G reconciliations and financial definitions. 2 Unless otherwise noted, Q2 reflects three months ended June 30.

Adjusted Operating Revenue Increase

Q2 ‘14 vs. Q2 ‘15; $ millions

Revenues Contributing to Earnings: Amount

Distribution base revenue 6

Transmission base revenue (TCOS):

Billed to 3rd party wholesale customers 7

Billed to Oncor Distribution, collectedfrom REPs through TCRF 3

Total transmission base revenue (TCOS) 10

AMS surcharges and other misc. revenue —

Total revenues contributing to earnings 16

Revenues to Pass Through Expenses:

3rd party wholesale transmission service billed to Oncor Distribution (i.e. remaining

TCRF revenue) 14

Energy efficiency and rate case expensesurcharges (5)

Total revenues to pass through expenses 9

Total operating revenue increase 25

Oncor Electric Delivery 4

Summary of Financial Results1 (cont.)

Adjusted EBITDA

Q22 ‘14 vs. Q2 ‘15 and TME2 ‘14 vs. TME ‘15; $ millions

1.6%

1,798 1,826

0.9%

430 434

Q2 ‘14 Q2 ‘15 TME ‘14 TME ‘15

Adjusted Net Income Q2 ‘14 vs. Q2 ‘15; $ millions

5.4% 97 92

Q2 ‘14 Q2 ‘15

Adjusted Operating Cash Flow Q2 ‘14 vs. Q2 ‘15; $ millions

131.5% 382

165

Q2 ‘14 Q2 ‘15

1 See Appendix for Reg G reconciliations and financial definitions.

2 Unless otherwise noted, Q2 reflects three months ended June 30 and TME reflects twelve months ended June 30.

Oncor Electric Delivery 5

Ample Liquidity and Stable Credit Metrics

Secured Revolving Credit Facility1 Balances at June 30, 2015; $ millions

2,400 (787)

1,613 16 1,629

Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity

Adjusted EBITDA2/Cash Interest

TME3 ‘14 vs. TME ‘15; Ratio

5.3x 5.5x

TME ‘14 TME ‘15

Debt/Adjusted EBITDA

TME ‘14 vs. TME ‘15; Ratio

3.5x 3.5x

TME ‘14 TME ‘15

Oncor’s $2.4 billion revolving credit facility matures in 2016.

See Appendix for Reg G reconciliations and financial definitions.

Unless otherwise noted, TME reflects twelve months ended June 30.

Oncor Electric Delivery 6

2nd Quarter 2015 Investor Call Agenda

Financial Overview

Operational Review

Q&A

David Davis

Chief Financial Officer

Bob Shapard Chief Executive

Oncor Electric Delivery 7

Appendix—

Regulation G Reconciliations and Financial Definitions

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Financial Definitions

Measure

Adjusted Operating Revenues (non-GAAP) Adjusted Net Income (non-GAAP)

Adjusted Operating Cash Flow (non-GAAP)

Debt (non-GAAP)

Total Debt (GAAP)

Adjusted EBITDA (non-GAAP)

Debt/Adjusted EBITDA (non-GAAP)

Adjusted EBITDA/Cash Interest (non-GAAP)

Definition

Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo) Oncor net income, less effects of purchase accounting and net income of BondCo

Oncor cash provided by operating activities, less BondCo cash provided by operating activities

Oncor total debt, less transition bonds of BondCo

Oncor long-term debt (including current portion) plus bank loans

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the regulatory asset write off reversal, where applicable. EBITDA is a measure used by Oncor to assess performance.

Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.

Adjusted EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality.

Oncor Electric Delivery 9

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended June 30, 2014 and 2015 $ millions

Q2 ’14 Q2 ’15

Operating revenues – Oncor 912 938

Adjustments: Operating revenues – BondCo (34) (35)

Adjusted operating revenues, excluding BondCo 878 903

Oncor Electric Delivery 10

Table 2: Oncor Adjusted EBITDA Reconciliation

Three and Twelve Months Ended June 30, 2014 and 2015 $ millions

Q2 ‘14 Q2 ‘15 TME ‘14 TME ‘15

Net income – Oncor 94 98 446 449 Plus: Depreciation & amortization – Oncor 210 220 833 868 Provision in lieu of income taxes – Oncor 60 55 276 267 Interest expense – Oncor 89 84 359 341 Equals: EBITDA – Oncor 453 457 1,914 1,925 Adjustments: Net income – BondCo Depreciation & amortization – BondCo (30) (33) (132) (133) Interest expense – BondCo (3) (2) (17) (10) Effects of fair value accounting (pre tax) (3) (1) (15) (9) Reversal of write off of regulatory assets (pre tax) (4) Regulatory asset amortization in O&M expense 13 13 52 53

Oncor Adjusted EBITDA, excluding BondCo 430 434 1,798 1,826

Oncor Electric Delivery 11

Table 3: Oncor Adjusted Net Income Reconciliation

Three Months Ended June 30, 2014 and 2015 $ millions

Q2 ‘14 Q2 ‘15

Net income – Oncor 94 98

Adjustments: Effects of purchase accounting (after tax) (2) (1)

BondCo net income

Adjusted net income, excluding BondCo 92 97

Oncor Electric Delivery 12

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended June 30, 2014 and 2015 $ millions

Q2 ‘14 Q2 ‘15

Operating cash flow – Oncor 193 411

Adjustments: Operating cash flow – BondCo (28) (29)

Adjusted operating cash flow, excluding BondCo 165 382

Oncor Electric Delivery 13

Table 5: Oncor Total Debt Reconciliation

At June 30, 2014 and 2015 $ millions

At 6/30/14

At 6/30/15

Short-term debt- Oncor 822 780 Long-term debt due currently – Oncor 635 111 Long-term debt, less due currently – Oncor 5,065 5,680 Total debt – Oncor, including BondCo 6,522 6,571 Adjustments: Long-term debt due currently – BondCo (135) (111) Long-term debt, less due currently – BondCo (111) Fair value adjustment – BondCo

Total Oncor debt, excluding BondCo 6,276 6,460

Oncor Electric Delivery 14

Table 6: Oncor Interest And Debt Coverages

Twelve Months Ended June 30, 2014 and 2015 $ millions

TME ‘14

TME ‘15

Ref

Source

Interest expense and related charges – Oncor 359 341 Amortization of debt discount – Oncor (8) (2) AFUDC – Oncor 7 4 Cash interest expense – Oncor 358 343 Less: Interest expense – BondCo (17) (10)

Cash interest expense, excluding BondCo 341 333 A

EBITDA, excluding BondCo 1,798 1,826 B Table 2 Total debt, excluding BondCo 6,276 6,460 C Table 5

EBITDA/cash interest – ratio (B / A) 5.3x 5.5x

Debt/EBITDA – ratio (C / B) 3.5x 3.5x

Oncor Electric Delivery 15